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                                 EXHIBIT 10.1.4
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                          FOURTH AMENDMENT TO FIRST AMENDED AND
                              RESTATED AGREEMENT OF LIMITED
                                      PARTNERSHIP


            This Fourth Amendment ("Amendment") to the First Amended and Restated Agreement of Limited Partnership dated as of August 16, 1995, as amended, is entered into by and among Sunstone Hotel Investors, Inc., a Maryland corporation, in its individual capacity (the "Company") and in its capacity as the General Partner of the Partnership (the "General Partner") and each of the individuals listed on the signature page attached hereto, as newly admitted limited partners of the Partnership (the "Substitute Limited Partners"). All defined terms not otherwise defined herein shall have the meaning set forth in the Agreement (as defined below).

                                    RECITALS

      A. WHEREAS, the General Partner and the current Limited Partners executed that certain First Amended and Restated Agreement of Limited Partnership dated as of August 16, 1995, amending and restating that certain Agreement of Limited Partnership dated as of September 22, 1994 (as amended, the "Agreement"), and the General Partner caused Sunstone Hotel Investors, L.P., a Delaware limited partnership (the "Partnership"), to file a Certificate of Limited Partnership with the Delaware Secretary of State on September 23, 1994, thereby causing the Partnership to be formed for the purposes set forth in the Agreement.

      B. WHEREAS, the Agreement was amended by the First Amendment to First Amended and Restated Agreement of Limited Partnership dated as of December 12, 1995 (the "First Amendment") to reflect the contribution by Inns Properties of an additional hotel in exchange for Partnership Units.

      C. WHEREAS, the Agreement was amended by the Second Amendment to the Agreement (the "Second Amendment") to reflect the distribution of Partnership Units in connection with the dissolution of certain Limited Partners and thereby admitting additional Substitute Limited Partners.

      D. WHEREAS, the Agreement was amended by the Third Amendment to the Agreement (the "Third Amendment") to reflect the transfer to limited partnership interest from Peter C. Enever, deceased, to C. Robert Enever and Audrey W. Enever.

      E.


      NOW, THEREFORE, the parties hereto agree as follows:
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            1.    Agreement to be Bound.  Each of the Substitute Limited
Partners hereby agrees to be bound by each of the terms and conditions of the Agreement, which are hereby incorporated by reference.

            2. Power of Attorney. Each Substitute Limited Partner hereby irrevocably constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name and place instead to perform any of the acts set forth in Section 8.2 of the Agreement.

            3. Effect of Amendment. Except as amended hereby, the Agreement is hereby confirmed in all respects.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the ___ day of March, 1996.

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
GENERAL PARTNER                                             SUBSTITUTE LIMITED PARTNER

SUNSTONE HOTEL INVESTORS, INC., a Maryland                  ESTATE OF PETER C. ENEVER, DECEASED
corporation and the sole General Partner,
Executing this Amendment without the need for any
consent by any Limited Partner pursuant to the              BY:/s/ C. ROBERT ENEVER
                                                               ------------------------------------------------
terms of Article XI of the Agreement                             C. ROBERT ENEVER, CO-
                                                                 PERSONAL REPRESENTATIVE
      By: /s/ ROBERT A. ALTER
          -----------------------------------------
      Robert A. Alter
      Its: President                                        BY:/s/ AUDREY W. ENEVER
                                                               ------------------------------------------------
                                                                 AUDREY W. ENEVER, CO-
                                                                 PERSONAL REPRESENTATIVE
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